Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
The Plan has evaluated subsequent events through June 25, 2026, the issuance date of this report, and there have been no events that have occurred that would require adjustments to our disclosures in the financial statements except for the matter described in the following paragraph.
As noted in Note 1, Northfield Bancorp, Inc., the parent company of the Bank, entered into a Merger Agreement with Columbia Financial, Holding Company, and MHC, whereby the Bank will merge with and into Columbia Financial, with Columbia Financial as the surviving bank. Pursuant to the Merger Agreement, the Board of Directors of the Bank adopted a resolution on May 27, 2026 to terminate the Plan. Regulatory approval for the Merger was received in May 2026, and the companies expect the Merger to be completed in July 2026, pending customary closing conditions. Effective on the date that is one day immediately prior to the effective date of the Merger (the “Plan Termination Date”), the Plan shall terminate and no new Participants shall be admitted to the Plan, and no additional contributions will be allowed following the Plan Termination Date. As of such Plan Termination Date, all accounts of affected Participants will be considered fully vested and non-forfeitable. Upon termination of the Plan, the Plan Administrator shall direct the distribution of Plan assets to Participants in accordance with the terms and provisions of the Plan.

Effective January 1, 2026, the auto escalation feature that is currently written into the Plan had an increase to the maximum rate of 12%. Each year, the Plan is set to automatically increase contributions by 1%, unless otherwise designated by participants, up to a maximum of 12%.